UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
May 26, 2011

INFORMATICA CORPORATION
(Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment of 2009 Equity Incentive Plan
On May 26, 2011, Informatica Corporation held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on and approved amendments to Informatica’s 2009 Equity Incentive Plan (the “2009 Plan”) to (i) increase the number of shares of Informatica’s common stock reserved for issuance thereunder by 2,500,000 shares and (ii) increase the ratio by which full value awards count against the share reserve to 2.37. The terms and conditions of the 2009 Plan are described in Informatica’s Proxy Statement dated April 12, 2011.
A copy of the amended 2009 Plan will be filed as an exhibit to Informatica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders
The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the stockholders voted on the following matters:
Proposal One — Election of Directors. The following nominees were elected as Class II directors for a term of three years or until their respective successors have been duly elected and qualified.

				Broker
Nominee	For	Against	Abstain	Non-Votes
Mark A. Bertelsen	80,080,957	13,672,264	16,521	5,468,952
A. Brooke Seawell	87,418,205	6,335,585	15,952	5,468,952
Godfrey R. Sullivan	89,321,208	4,432,013	16,521	5,468,952
Informatica’s Board of Directors is comprised of nine members who are divided into three classes with overlapping three-year terms. The term of Informatica’s Class I directors, Mark Garrett, Gerald Held and Charles J. Robel, will expire at the 2013 annual meeting of stockholders. The term of Informatica’s Class III directors, Sohaib Abbasi, David W. Pidwell and Geoffrey W. Squire, will expire at the 2012 annual meeting of stockholders.
Proposal Two — Amendments to 2009 Equity Incentive Plan. The amendments to the 2009 Plan to (i) increase the number of shares of Informatica’s common stock reserved for issuance thereunder by 2,500,000 shares and (ii) increase the ratio by which full value awards count against the share reserve to 2.37 were approved.

			Broker
For	Against	Abstain	Non-Votes
63,800,927	29,951,928	16,887	5,468,952
Proposal Three — Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as Informatica’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

For	Against	Abstain
96,240,451	2,948,681	49,562

Proposal Four — Advisory Vote on Executive Compensation. The stockholders cast their votes with respect to the advisory vote on Informatica’s executive compensation as follows:

			Broker
For	Against	Abstain	Non-Votes
89,642,701	4,102,545	24,496	5,468,952
Proposal Five — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as follows:

1 Year	2 Years	3 Years	Abstain
87,160,420	912,934	5,679,556	16,832

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 27 , 2011	INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary